Exhibit 99.1

Eton Pharmaceuticals Announces Addition to Russell 2000® and Russell 3000® Indexes

DEER PARK, Ill., June 27, 2025 (GLOBE NEWSWIRE) -- Eton Pharmaceuticals, Inc (“Eton” or the “Company”) (Nasdaq: ETON), an innovative pharmaceutical company focused on developing and commercializing treatments for rare diseases, today announced that it will be added to the broad-market Russell 3000® and small-cap Russell 2000® Indexes, effective after the U.S. market closes on June 27, as part of the 2025 Russell Indexes reconstitution.

“Eton’s addition to the Russell 2000 and Russell 3000 Indexes is a significant milestone and recognizes the tremendous shareholder value we’ve generated over the past twelve months. We’re proud to be part of these important market performance benchmarks and look forward to expanding our visibility among investors as we continue bringing much needed treatments to patients with ultra-rare conditions,” said Sean Brynjelsen, CEO of Eton Pharmaceuticals.

Russell indexes are widely used by investment managers and institutional investors for index funds and as benchmarks for active investment strategies. For more information on the Russell 3000® Index and the Russell indexes reconstitution, visit the “Russell Reconstitution” section on the FTSE Russell website.

About Eton Pharmaceuticals

Eton is an innovative pharmaceutical company focused on developing and commercializing treatments for rare diseases. The Company currently has eight commercial rare disease products: KHINDIVI®, INCRELEX®, ALKINDI SPRINKLE®, GALZIN®, PKU GOLIKE®, Carglumic Acid, Betaine Anhydrous, and Nitisinone. The Company has five additional product candidates in late-stage development: ET-600, Amglidia®, ET-700, ET-800 and ZENEO® hydrocortisone autoinjector. For more information, please visit our website at www.etonpharma.com.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements associated with the expected ability of Eton to undertake certain activities and accomplish certain goals and objectives. These statements include but are not limited to statements regarding Eton’s business strategy, Eton’s plans to develop and commercialize its product candidates, the safety and efficacy of Eton’s product candidates, Eton’s plans and expected timing with respect to regulatory filings and approvals, and the size and growth potential of the markets for Eton’s product candidates. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Eton’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. These and other risks concerning Eton’s development programs and financial position are described in additional detail in Eton’s filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Eton undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Relations:

Lisa M. Wilson, In-Site Communications, Inc.

T: 212-452-2793

E: lwilson@insitecony.com

Source: Eton Pharmaceuticals.